UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

Nielsen N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-35042	98-0662038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York 10004 (646) 654-5000	Diemerhof 2 1112 XL Diemen The Netherlands +31 20 398 8777

(Address of principal executive offices)

(Registrant’s telephone number, including area code)

Nielsen Holdings N.V.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Nielsen N.V. (formerly known as Nielsen Holdings N.V.) (the “Company”) held its annual meeting of shareholders on May 6, 2014. The Company’s shareholders considered nine proposals, each of which is described in more detail in the Company’s definitive proxy statement for the 2014 annual meeting of shareholders (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2014. The final voting results for each matter submitted to a vote of shareholders at the annual meeting are as follows:

	For	Against	Abstain	Broker Non- Votes
1. To (a) adopt the Dutch statutory annual accounts for the year ended December 31, 2013 and (b) authorize the preparation of the Dutch statutory annual accounts and the annual report of the Board of Directors required by Dutch law, both for the year ending December 31, 2014, in the English language	331,261,476	57,094	1,036,860	—

2. To discharge the members of the Board of Directors from liability pursuant to Dutch law in respect of the exercise of their duties during the year ended December 31, 2013	331,176,554	175,587	1,003,289	—

3. To elect the following Directors of the Board of Directors

David L. Calhoun	320,648,748	5,527,675	161,224	6,071,783

James A. Attwood, Jr.	302,814,760	23,361,672	161,215	6,071,783

Karen M. Hoguet	308,688,117	17,488,816	160,714	6,071,783

James M. Kilts	319,794,485	6,381,312	161,850	6,071,783

Alexander Navab	224,300,328	101,875,564	161,755	6,071,783

Robert Pozen	315,992,069	10,184,168	161,410	6,071,783

Vivek Ranadivé	321,606,048	4,570,269	161,330	6,071,783

Ganesh Rao	226,797,438	99,377,738	162,471	6,071,783

Javier G. Teruel	308,699,581	17,476,751	161,315	6,071,783

4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014	331,869,296	325,757	160,377	—

5. To appoint Ernst & Young Accountants LLP as the Company’s auditor who will audit the Company’s Dutch statutory annual accounts for the year ending December 31, 2014	331,789,493	406,029	159,908	—

6. To approve the Nielsen Holdings Executive Annual Incentive Plan	280,615,069	45,531,915	190,663	6,071,783

7. To approve the extension of the authority of the Board of Directors to repurchase up to 10% of the Company’s issued share capital (including depositary receipts issued for the Company’s shares) until November 6, 2015 on the open market, through privately negotiated transactions or in one or more self-tender offers for a price per share (or depositary receipt) not less than the nominal value of a share and not higher than 110% of the most recently available (as of the time of repurchase) price of a share (or depositary receipt) on any securities exchange where the Company’s shares (or depositary receipts) are traded

	326,089,436	76,255	171,956	6,071,783

8. To (a) approve the amendment of the articles of association to reflect the change of the name of the Company to Nielsen N.V. and (b) authorize any and all lawyers and (deputy) civil notaries practicing at Clifford Chance LLP, Amsterdam, the Netherlands, to execute the notarial deed of amendment of the articles of association to effect the aforementioned amendment of the articles of association	332,102,770	84,237	168,423	—

9. To approve, in a non-binding, advisory vote the compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the SEC rules	251,172,804	73,714,881	1,449,962	6,071,783

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2014

NIELSEN N.V.

By:	/s/ Harris A. Black
Name:	Harris A. Black
Title:	Senior Vice President, General Counsel – Corporate and Secretary